UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2008

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 27, 2008, we entered into a letter agreement (the “Amendment”) with Rusoro MH Acquisition, Ltd. (“Buyer”), a wholly-owned subsidiary of Rusoro Mining Ltd. (“Rusoro”), and Rusoro, amending the Stock Purchase Agreement by and among Hecla Limited, our wholly-owned subsidiary, Buyer, and Rusoro dated June 19, 2008 (the “Stock Purchase Agreement”). A copy of the Stock Purchase Agreement was filed as Exhibit 2.1 to our Current Report on Form 8-K filed on June 25, 2008, and is incorporated herein by reference.

The Amendment extended the dates in Sections 10(a)(iii) and (iv) of the Stock Purchase Agreement from Friday, June 27, 2008 to Tuesday, July 8, 2008, pursuant to which, Buyer or Hecla Limited may terminate the Stock Purchase Agreement by notice to the other party if the closing contemplated by the Stock Purchase Agreement shall not have occurred. A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Stock Purchase Agreement and Amendment have been incorporated by reference herein to provide you with information regarding their terms. They are not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Stock Purchase Agreement contains representations and warranties we made. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the Stock Purchase Agreement. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Stock Purchase Agreement. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules.

The disclosure schedules contain information that has been included in our general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01.	Other Events.

On June 27, 2008, we issued a press release announcing the amendment to the Stock Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Letter agreement by and among Hecla Limited, Rusoro MH Acquisition, Ltd., and Rusoro Mining Ltd. dated June 27, 2008

99.1	Press release, dated June 27, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2008

Hecla Mining Company

By:	/s/ Philip C. Wolf
Philip C. Wolf
Senior Vice President & General Counsel

4